Shengtai

SHENGTAI PHARMACEUTICAL, INC. (SGTI)



Non-Deal Roadshow

October 2010

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, changes in the scope or timing of the Company's projects, slowdown in the demand for glucose series products and starch products, uncompetitive levels of research and development, failure to obtain regulatory approvals, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only as of this date, the recent results may not be indicative of future results, and the Company is under no obligation to revise or update these forward-looking statements.

Business Overview

Vision	To become a Leading Provider of Glucose and Starch Products in China
Experience	Founded February 1999, proven track record of success
IPO	May 2007 (SGTI)
Headquarters	Weifang, Shandong Province, within China's corn belt
Production Capacity	Cornstarch: 300,000 tons/year Glucose: 200,000 tons/year
Market Position	✓ Leading market share in pharmaceutical grade glucose market ✓ Well-positioned to capture market share in cornstarch market



Revenue ($mm)
55.2%
73.3
116.0
180.0
FY09
FY10
FY11E
12 months ended: 06/09
06/10
06/11



Net Profit ($mm)
212.5%
-2.7
3.2
10.0
FY09
FY10
FY11E
12 months ended: 06/09
06/10
06/11

Products

	Pharmaceutical Raw Materials	Raw Materials for F&B Industry
Glucose	Dextrose Monohydrate	Dextrose Monohydrate Oral
	Dextrose Anhydrous	Rough Glucose
Starch	Pharmaceutical Grade Cornstarch	F&B Grade Cornstarch
	Dextrin	

Co-Products	Corn Germ	Corn Fibre	Corn Meal	Mother Liquid

Bio-Agents

Production Process


Starch Workshop
Steeping
Mild Attrition
Grinding & Separation
Starch Gluten Separation
Refined Starch Paste
Corn Germ
Corn Fibre
Corn Meal
Glucose Workshop
Clean & Dry
Separation
Crystallization
Inspissation
Ion Exchange
Discolor
Filter
Add in Gucoamylase
Dextrose Monohydrate Oral
Rough Glucose
Dextrose Monohydrate
Dextrose Anhydrous
Pharmaceutical Grade Cornstarch
Dextrin
F&B Grade Cornstarch

99% Raw Material Utilization Rate
Corn-to-starch ratio of 0.69

Experienced Management Team and Board

Qingtai Liu
CEO, Chairman
- ✓B.S. in Electrical Engineering, Shandong Technical University
- ✓Founded Shengtai in 1999
- ✓20 years experience in pharmaceutical industry

Hu Ye
CFO
- ✓M.A. in Economics, University of Toronto
- ✓Joined Shengtai in 2010
- ✓20 years experience in financial industry

Fei He
Independent Director
- ✓Ph.D. in Chemistry, UC Davis
- ✓M.B.A University of Michigan
- ✓Strategy and M&A Director at DSM (China)

Yaojun Liu
Independent Director
- ✓LL.M., Sheffield University, UK
- ✓M.A. in Law, Renmin University
- ✓Partner, Global Law Office, Beijing

Winfred Lee
Independent Director
- ✓M.D., Medical College of Wisconsin
- ✓J.D., Brigham Young University
- ✓Contract Administrator at Tenet Health Systems

Yongqiang Wang
Director, Finance Manager
- ✓Associate's Degree, Shandong Economic and Management Institute
- ✓Joined Shengtai in 2006

Jihui Hao
Sales Manager
- ✓Associate's Degree, Technical School of Changle, Shandong
- ✓Joined Shengtai in 2004

Feng Sun
Production Manager
- ✓M.S. in Agricultural Engineering, Hefei University of Technology
- ✓Joined Shengtai in 2009

Gang Fu
R&D Director
- ✓B.S. in Polymer Materials, East China University of Science and Technology
- ✓Joined Shengtai in 2009

Delin Liu
R&D Department
- ✓M.S. in Biochemistry, China Agricultural University
- ✓Joined Shengtai in 2009

Growth Strategy

Control Costs
- Control corn costs
- Consolidate investment in power and steam plant

Improve Margins
- Develop new high value-added products
- Achieve economies of scale

Expand Production Capacity
- Organically increase cornstarch production capacity to 400,000 tons per year

Strengthen Position as a Leading Supplier of Glucose and Starch Products

Financial Highlights

Cash Flow From Operations



mm usd
9.6
-1.3
FY09
FY10

Gross Profit and Gross Margin



mm usd
15.2%
10.3%
17.68
7.52
FY09
FY10

Capital Expenditures



mm usd
13.5
4.9
FY09
FY10

Shareholders' Equity



mm usd
49.1
45.0
FY09
FY10

Financial Highlights (Cont'd)

Income Statement

For the 12 months Ended June 30, ($ millions)	2009	2010	2011E
Net Sales	73.3	115.95	180.00
Gross Profits	7.52	17.68	
Gross Margin	10.26%	15.25%	15.25%
Operating Income	-1.45	7.40	
Net Income	-2.76	3.20	10.00

Balance Sheet

For the 12 months Ended June 30, ($ '000)	2009	2010
Cash & Cash Equivalents	1,779	4,123
Current Assets	48,453	43,523
Total Assets	124,931	130,755
Current Liabilities	74,336	78,312
Total Liabilities	79,978	81,658
Total Stockholders' Equity	44,953	49,096

Financial Highlights (Cont'd)

Capitalization Table			
	Basic Common Shares	*% Basic Common Shares*	*Warrants Strike Price: $2.60 Expire: May 15, 2012*
Founder			
Qingtai Liu	7,378,025	45.63%	
Public holders, including:			
Pope Investments, LLC	2,650,000	16.39%	
China Private Equity Partners Co., Ltd.	1,025,000	6.34%	
Other	5,116,780	31.64%	
Total	16,169,805	100.00%	4,398,945

Market Dynamics - Pharmaceutical Grade Glucose

- ✓ Strong downstream demand: the production value of China's pharmaceutical industry is expected to grow at an average annual rate of 22% from 2010 to 2019. (SMERI)
- ✓ Increased Government Spending on Health Care: January 2009, the Chinese government announced an RMB 850 billion health care reform plan
- ✓ Aging Population: the number of people in China aged 60 or above will grow to 200 million in 2014 and 300 million by 2026
- ✓ Per capita spending on health care is expected to increase 18% per year through 2011 (Frost and Sullivan)

Current Market Position

Pharmaceutical Grade Glucose Production in China ('000 tons)



63.68
75.85
83.60
Total
Shengtai
2007
2008
2009

Source: China Starch Industry Association

- ✓ One of only three companies in China licensed to produce injection grade dextrose monohydrate
- ✓ Estimated 30-40% market share
- ✓ Total production capacity of 135,000 tons per year

Market Dynamics - Food and Beverage Grade Glucose

Rapid Growth of Chinese Food and Beverage Industry



trillion rmb
27.3% CAGR
0.86
1.12
1.40
2006
2007
2008
Food
Beverage

Demand for starch products from the F&B industry is expected to grow 10% per year through 2016

Price of White Sugar vs. Cornstarch Sweeteners



RMB/ton
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
Jan-07
Aug-07
Mar-08
Oct-08
May-09
Dec-09
White sugar
Cornstarch sweetener

With the price of white sugar reaching all-time highs, demand for cornstarch sweeteners will continue to increase rapidly

Source: China National Bureau of Statistics; China Starch Industry Association; China Construction Bank International Securities Ltd.

Market Dynamics - Cornstarch

- ✓ Since late 2006, the Chinese government has taken various steps to prevent an excess of supply from forming in the cornstarch industry. These measures include shutting down inefficient plants, encouraging consolidation and limiting approval for new capacity.
- ✓ While growth in cornstarch production has slowed, demand for cornstarch remains robust

Decelerated Growth in Cornstarch Production



m ton
20
18
16
14
12
10
8
6
4
2
0
50%
40%
30%
20%
10%
0%
CAGR <10%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009F
Annual production (LHS)
YoY change (RHS)

Growth in overall production volume grew at a CAGR of 10% from 2007-2009, down from 20% during the period 2001-2007

Limited Margin Erosion Due to Fluctuations in Corn Prices



RMB/ton (net of VAT)
2,500
2,300
2,100
1,900
1,700
1,500
1,300
1,100
900
2005
2006
2007
2008
2009
Corn
Cornstarch

Increases in the price of corn can be passed on to consumers; Since 2009, reduced output coupled with strong demand has caused cornstarch prices to rise faster than corn prices

Source: China Construction Bank International Securities Ltd.

Market Dynamics – Cornstarch (cont'd)

Cornstarch Production in China (mm tons)



12.07
15.30
16.85
0.14
0.15
0.20
Total
Shengtai
2007
2008
2009

Shengtai Current Market Share: 1.18%

Market Share By Production

	Top 4 Producers	Top 8 Producers
2009	35.73%	53.37%
2008	35.12%	54.53%

Low revenue concentration, consolidation opportunity

- ✓ Annual Production capacity of 300,000 tons
- ✓ Majority of customers concentrated in F&B industry
- ✓ Well-positioned to capture market share

Source: China Starch Industry Association

Competitive Advantages

1. • Proven Record of Execution
2. • Strong Revenue Management
3. • Effective Cost Control

Proven Record of Execution

Domestic Sales Coverage


Shandong

Chinese Operational Headquarters

- ✓ Core Management team with 10+ years industry experience
- ✓ Built strong reputation within the glucose and cornstarch industries
- ✓ Obtained strong referrals from well-known customers such as Shuanghe and Kelun
- ✓ Built a distribution network extending across all provinces in the PRC except Tibet
- ✓ Exported products to over 70 countries, including Japan, Singapore, Korea, Australia, India and Russia

Strong Revenue Management

Effective Customer Management

- ✓ Over 1,000 domestic and overseas customers
- ✓ Good AR collection, with DSO of 45 days in FY 2010
- ✓ Not dependent on distributors or middlemen for sales
- ✓ Substantial percentage of revenue is from repeat customers

Low Revenue Concentration

Revenue Contribution from Top 10 Customers	
FY08	34.08%
FY09	25.17%
FY10	30.44%

Well-Known Customers

Kelun Pharmaceutical

Largest supplier of transfusion solution in China

Roquette (China)

One of the world's largest producers of starch and starch derivatives

Double-Crane Pharmaceutical

Second largest supplier of transfusion solution in China

Expanding Overseas Presence

Revenue By Geographic Location



100%
80%
60%
40%
20%
0%
10.7%
13.6%
19.9%
FY08
FY09
FY10
China
International

- ✓ Higher sales prices, increased negotiating leverage in domestic market
- ✓ Enhances brand image and reputation

Effective Cost Control

Favorable Location

Shandong:
✓Corn production ranks 2nd among all Chinese provinces
✓Stable supply of raw materials
✓Low transportation Costs
✓Convenient access to port of Qingdao


Weifang
Corn Belts
Inner Mongolia
Sichuan
Chongqing

On Site Power and Gas Plant

- ✓ 20% equity ownership
- ✓ 19.7% discount off market price of electricity and heat
- ✓ Located next to production facilities
- ✓ Ensures uninterrupted supply of utilities for glucose and starch production

SHENGTAI PHARMACEUTICAL, INC.



Thank You!

October 2010